DATE	DOCUMENT ID	DESCRIPTION	FILING	EXPED	PENALTY	CERT	COPY
02/21/2017	201705103314	DOMESTIC FOR PROFIT LLC - ARTICLES OF ORG (LCP)	99.00	300.00	0.00	0.00	0.00

Receipt

This is not a bill. Please do not remit payment.

BYRON CHRISTOPHER WILEY
5555 14TH AVE NW
APT 607
SEATTLE, WA 98107

STATE OF OHIO

CERTIFICATE

Ohio Secretary of State, Jon Husted

3992424

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

WILEY AREA DEVELOPMENT LLC

and, that said business records show the filing and recording of:

Document(s)	Document No(s):
DOMESTIC FOR PROFIT LLC - ARTICLES OF ORG **Effective Date: 02/20/2017**	**201705103314**

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 21st day of February, A.D. 2017.

Jon Husted

Ohio Secretary of State

United States of America
State of Ohio
Office of the Secretary of State

Form 543A Prescribed by:

OFFICE OF THE
Ohio Secretary of State

Toll Free: (877) SOS-FILE (877-767-3453)
Central Ohio: (614) 466-3910
www.OhioSecretaryofState.gov
Busserv@OhioSecretaryofState.gov
File online or for more information: www.OHBusinessCentral.com

Mail this form to one of the following:
Regular Filing (non expedite)
P.O. Box 1329
Columbus, OH 43216
Expedite Filing (Two business day processing time. Requires an additional $100.00)
P.O. Box 1390
Columbus, OH 43216

For screen readers, follow instructions located at this path.

Domestic Limited Liability Company Certificate of Amendment or Restatement

Filing Fee: $50

Form Must Be Typed

(CHECK ONLY ONE (1) BOX)

(1) Domestic Limited Liability Company

[X] Amendment (129-LAM)

02/20/2017
Date of Formation
(MM/DD/YYYY)

(2) Domestic Limited Liability Company

[ ] Restatement (142-LRA)

Date of Formation
(MM/DD/YYYY)

The undersigned authorized representative of:

Wiley Area Development LLC
Name of Limited Liability Company

3992424
Registration Number

If box (1) Amendment is checked, only complete sections that apply. If box (2) Restatement is checked, all sections below must be completed.

The name of said limited liability company shall be:

Name must include one of the following words or abbreviations: "limited liability company," "limited," "LLC," "L.L.C.," "ltd." or "ltd"

This limited liability company shall exist for a period of:
Period of Existence

Purpose

The purpose for which the Company is formed is to engage in any lawful act, business, or activity for which a limited liability company may be formed under the laws of the State of Ohio including, but not limited to, the development, ownership, and operation of Rapid Fired Pizza and/or Hot Head Burritos franchise locations.

By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document.

Required

Must be signed by a member, manager or other representative.

If authorized representative is an individual, then they must sign in the "signature" box and print their name in the "Print Name" box.

If authorized representative is a business entity, not an individual, then please print the business name in the "signature" box, an authorized representative of the business entity must sign in the "By" box and print their name in the "Print Name" box.

Signature

By (if applicable)

Byron C. Wiley, President

Print Name

Signature

By (if applicable)

Peter A. Wiley, Treasurer

Print Name

Signature

By (if applicable)

Print Name

DOC ID ----> 201903201756

DATE	DOCUMENT ID	DESCRIPTION	FILING	EXPED	CERT	COPY
02/01/2019	201903201756	TRADE NAME REGISTRATION (RNO)	39.00	0.00	0.00	0.00

Receipt

This is not a bill. Please do not remit payment.

BYRON CHRISTOPHER WILEY
5555 14TH AVE NW
APT 607
SEATTLE, WA 98107

STATE OF OHIO
CERTIFICATE
Ohio Secretary of State, Frank LaRose

4288649

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

TASTY EQUITY

and, that said business records show the filing and recording of:

Document(s)	Document No(s):
TRADE NAME REGISTRATION	**201903201756**

Effective Date: 02/01/2019

Date of First Use: 01/31/2019

Expiration Date: 02/01/2024

WILEY AREA DEVELOPMENT LLC
572 BRECKENRIDGE WAY
BEAVERCREEK, OH 45430

United States of America
State of Ohio
Office of the Secretary of State

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 1st day of February, A.D. 2019.

Ohio Secretary of State

DOC ID ----> 201903201756

Form 534A Prescribed by:

OFFICE OF THE
Ohio Secretary of State

Date Electronically Filed: 2/1/2019

Toll Free: (877) SOS-FILE (877-767-3453) | Central Ohio: (614) 466-3910

www.OhioSecretaryofState.gov | Busserv@OhioSecretaryofState.gov

File online or for more information: www.OHBusinessCentral.com

Name Registration

Filing Fee: $39

Form Must Be Typed

CHECK ONLY ONE (1) Box

[x] Trade Name (167-RNO) Date of first use: 1/31/2019 MM/DD/YYYY

[ ] Fictitious Name (169-NFO)

TASTY EQUITY
Name being Registered or Reported

WILEY AREA DEVELOPMENT LLC
Name of the Registrant

Note: If the registrant is a partnership, please provide the name of the partnership. Individual partner names are not permitted but are required on page 2 of the form.

Registrant's Entity Number (if registered with Ohio Secretary of State): 3992424

All registrants must complete the information in this section

The general nature of business conducted by the registrant:

Restaurant Development and Operations

Business address:

572 BRECKENRIDGE WAY
Mailing Address

City	State	ZIP Code
BEAVERCREEK	OH	45430

Complete the information in this section if registrant is a partnership NOT registered in Ohio pursuant to ORC 1776, if partnership is registered, provide registration number on page one.

Provide the name and address of at least one general partner:

Name	Address

NOTE: Pursuant to OAG 89-081, if a general partner is a foreign corporation/limited liability company, it must be licensed to transact business in Ohio; if a general partner is a foreign corporation/limited liability company licensed in Ohio under an assumed name, please provide the assumed name and the name as registered in its jurisdiction of formation.

By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document.

Required
Application must be signed by the registrant or an authorized representative.

If authorized representative is an individual, then they must sign in the "signature" box and print their name in the "Print Name" box.

WILEY AREA DEVELOPMENT
Signature

BYRON C WILEY
By (if applicable)

Print Name

If authorized representative is a business entity, not an individual, then please print the business name in the "signature" box, an authorized representative of the business entity must sign in the "By" box and print their name in the "Print Name" box.